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                                                                    Exhibit 23.2


                        Consent of Independent Auditors


The Board of Directors
Halter Marine Group, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-3 Registration Statement.



New Orleans, Louisiana
October 17, 1997